                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               BOWATER INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           62-0721803
- -------------------------------                          ----------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                             55 EAST CAMPERDOWN WAY
                                 P.O. BOX 1028
                       GREENVILLE, SOUTH CAROLINA  29602
                                 (864) 271-7733
                    ----------------------------------------
                    (Address of principal executive offices)

                     BOWATER INCORPORATED/CAROLINA DIVISION
                         HOURLY EMPLOYEES' SAVINGS PLAN
                    ----------------------------------------

                            (Full title of the Plan)

                            WENDY C. SHIBA, ESQUIRE
                    SECRETARY AND ASSISTANT GENERAL COUNSEL
                              BOWATER INCORPORATED
                             55 EAST CAMPERDOWN WAY
                                 P.O. BOX 1028
                       GREENVILLE, SOUTH CAROLINA  29602
                                (864) 271-7733
           ---------------------------------------------------------
           (Name, address and telephone number of agent for service)

                    ----------------------------------------
                        CALCULATION OF REGISTRATION FEE


============================================================================================================
       Title of               Amount            Proposed Maximum      Proposed Maximum          Amount of
      Securities               to be             Offering Price           Aggregate         Registration Fee
         To be              Registered           Per Share(1)        Offering Price(1)
      Registered
- ------------------------------------------------------------------------------------------------------------

 Common Stock,                600,000               $38.8125              $23,287,500          $8,030.17
 $1.00 par value
============================================================================================================



         (1) The offering price for such shares is estimated pursuant to Rule 457(c) and (h) solely for the purpose of calculating the registration fee and is based upon the average of the high and low prices of the Registrant's Common Stock as reported on the consolidated reporting system for April 24, 1996.

         In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                        ------------------------------

         This Registration Statement shall become effective automatically upon the date of filing in accordance with Section 8(a) of the Securities Act of 1933, as amended, and 17 C.F.R. Section 230.462.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed with the Commission are incorporated in this Registration Statement by reference:

         (1) The latest annual reports of the Registrant and the Plan filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act");

         (2) All other reports filed by the Registrant pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 ("Exchange Act") since December 31, 1994;

         (3) The description of the Registrant's Common Stock, $1.00 par value per share, contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant and the Plan with the Commission pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         The Registrant's Common Stock, par value $1.00 per share, is registered pursuant to Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith. The foregoing statement is subject to the detailed provisions of Section 145 of the Delaware General Corporation Law.

         The Restated Certificate of Incorporation of the Company provides, in effect, that, to the extent and under the circumstances permitted by Section 145 of the General Corporation Law of the State of Delaware, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding of the type described above by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise.

         There is a directors' and officers' liability insurance policy which is presently outstanding insuring directors and officers of the Company and its subsidiaries. Reimbursement by the Company of the officer and director liability as allowed by the Restated Certificate of Incorporation is recoverable under the insurance policy subject to a deductible for each loss.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

ITEM 8.  EXHIBITS

         See Exhibit Index.

         (a)     Not applicable.

         (b) Pursuant to Item 8 of Form S-8, the Registrant undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS

         (a)     Rule 415 Offering.

         The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b)     Filings Incorporating Subsequent Exchange Act Documents by
Reference.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report under Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report under Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h)     Filing of Registration Statement on Form S-8.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville, State of South Carolina, on the 24th day of April, 1996.

                                BOWATER INCORPORATED

                                        /s/ Arnold M. Nemirow
                                By:
                                   ------------------------------------------
                                        Arnold M. Nemirow
                                        Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on the 24th day of April, 1996.

         Signature                                          Title
         ---------                                          -----

  /s/ Arnold M. Nemirow
                                                   President, Chief Executive Officer and
- -------------------------------------------        Chairman of the Board of Directors
         Arnold M. Nemirow                         (principal executive officer)

  /s/ David G. Maffucci
                                                   Senior Vice President, Chief Financial Officer and
- -------------------------------------------        Treasurer (principal financial officer)
         David G. Maffucci

  /s/ Michael F. Nocito
                                                   Vice President - Controller (principal accounting
- -------------------------------------------        officer)
         Michael F. Nocito


         *                                         Director
- -------------------------------------------
         Francis J. Aguilar


         *                                         Director
- -------------------------------------------
         Hugh D. Aycock


                                                   Director
- -------------------------------------------
         Richard Barth


         *                                         Director
- -------------------------------------------
         Kenneth M. Curtis


         *                                         Director
- -------------------------------------------
         H. Gordon MacNeill


         *                                         Director
- -------------------------------------------
         Donald R. Melville


         *                                         Director
- -------------------------------------------
         James L. Pate


         *                                         Director
- -------------------------------------------
         John A. Rolls



*      /s/ Wendy C. Shiba            , by signing his/her named hereto, does
sign this document on behalf of the persons indicated above pursuant to powers of attorney duly executed by such persons.


                                 By:     /s/ Wendy C. Shiba
                                       ------------------------------------


                                        Wendy C. Shiba
                                       ------------------------------------
                                         Attorney-in-Fact


         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Trustee (or other persons who administer the Bowater Southern Hourly Employees' Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville, State of South Carolina, on the 24th day of April, 1996.


                                       BOWATER INCORPORATED/CAROLINA DIVISION
                                       HOURLY EMPLOYEES' SAVINGS PLAN


                                       By:      /s/ Aaron b. Whitlock
                                             ----------------------------

                                             Aaron B. Whitlock
                                             ----------------------------
                                             Plan Administrator

                                 EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement.

Exhibit Number            Description
- --------------            -----------


4.1                       Restated Certificate of Incorporation of the
                          Registrant, as amended (incorporated by reference to Exhibit 4.2 to the Registrant's Registration
                          Statement No. 33-51569).

4.2                       Certificate of Designations of the 7% PRIDES,
                          Series B Convertible Preferred Stock of the
                          Registrant (incorporated by reference to
                          Exhibit 4.1 to the Registrant's Current
                          Report on Form 8-K dated February 1, 1994).

4.3                       Certificate of Designations of the 8.40% Series
                          C Cumulative Preferred Stock of the Registrant
                          (incorporated by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K dated February 1, 1994).

4.4 Bylaws of the Registrant, amended and restated as of July 26, 1995, (incorporated by reference to Exhibit 3.1 to the Registrant's quarterly report filed on Form 10-Q for the quarterly period ended
                          September 30, 1995).

4.5                       Agreement pursuant to S-K Item
                          601(b)(4)(iii)(A) to provide the Commission upon request copies of certain other instruments with respect to long-term debt not being registered where the amount of securities authorized under each such instrument does not exceed 10% of the total assets of the Registrant and its subsidiaries on a consolidated basis
                          (incorporated by reference to Exhibit
                          4.3 to the Registrant's Registration
                          Statement No. 2-93455).

4.6                       Rights Agreement between the Registrant
                          and Morgan Guaranty Trust Company of
                          New York (incorporated by reference to
                          Exhibit 4.6 to the Registrant's Registration
                          Statement No. 33-61219).


Exhibit Number            Description
- --------------            -----------


4.6.1                     Addendum to Rights Agreement substituting
                          The Bank of New York as successor Rights
                          Agent (incorporated by reference to Exhibit
                          4.6.1 to the Registrant's Registration Statement
                          No. 33-61219).

4.7 Indenture, dated as of August 1, 1989, by and between the Registrant and Manufacturers
                          Hanover Trust Company, as Trustee, with
                          respect to the 9% Debentures Due 2009
                          (incorporated by reference to Exhibit 4.7 to the Registrant's Registration Statement
                          No. 33-61219).

4.8 Indenture, dated as of December 1, 1991, by and between the Registrant and Marine
                          Midland Bank, N.A., as Trustee, with respect to the 9-3/8% Debentures Due 2021
                          (incorporated by reference to Exhibit 4.8 to the Registrant's Annual Report on Form 10-K for 1991).

4.9 Indenture, dated as of December 1, 1991, by and between the Registrant and Marine
                          Midland Bank, N.A., as Trustee, with respect to the 8-1/2% Notes Due 2001 (incorporated by reference to Exhibit 4.9 to the Registrant's
                          Annual Report on Form 10-K for 1991).

4.10 Indenture, dated as of October 15, 1992, by and between the Registrant and The Chase
                          Manhattan Bank (N.A.) as Trustee, with
                          respect to the 8-1/4% Notes Due 1999
                          (incorporated by reference to Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for 1992).

4.11 Indenture, dated as of October 15, 1992, between the Registrant and The Chase
                          Manhattan Bank (N.A.) as Trustee, with
                          respect to the 9-1/2% Debentures Due 2012
                          (incorporated by reference to Exhibit 4.11 to the Registrant's Annual Report on Form 10-K for 1992).


Exhibit Number            Description
- --------------            -----------


4.12                      Deposit Agreement, dated as of February
                          1, 1994, by and among the Registrant,
                          Trust Company Bank, as Depositary,
                          and the holders from time to time of the Depositary Receipts relating to the
                          Registrant's 7% PRIDES, Series B
                          Convertible Preferred Stock, together with form of Depositary Receipt (incorporated by reference to Exhibit 4.3 to the Registrant's Current Report on Form 8-K dated February 1, 1994).

4.13                      Deposit Agreement, dated as of February
                          1, 1994, by and among the Registrant,
                          Trust Company Bank, as Depositary,
                          and the holders from time to time of the Depositary Receipts relating to the
                          Registrant's 8.4% Series C Cumulative
                          Preferred Stock, together with form of
                          Depositary Receipt (incorporated by
                          reference to Exhibit 4.4 to the
                          Registrant's Current Report on
                          Form 8-K dated February 1, 1994).

4.14                      Copy of the Bowater Incorporated/Carolina
                          Division Hourly Employees' Savings Plan Effective
                          January 1, 1985, As Amended and Restated
                          Effective January 1, 1989 (Incorporating
                          Amendments made through December 15, 1994).

23.1                      Consent of KPMG Peat Marwick LLP
                          dated April 29, 1996 is filed herewith.

24.1 Powers of Attorney authorizing the signing of the Registration Statement and amendments hereto on behalf of the Registrant's directors.
